UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

MANAGERS AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal executive offices)	(Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	JANUARY 1, 2006 – DECEMBER 31, 2006 (Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

MANAGERS AMG FUNDS

•	TimesSquare Small Cap Growth Fund

•	TimesSquare Mid Cap Growth Fund

December 31, 2006

TimesSquare Small Cap Growth Fund

TimesSquare Mid Cap Growth Fund

Annual Report—December 31, 2006

Page
ABOUT YOUR FUND’S EXPENSES	1

PORTFOLIO MANAGER COMMENTS AND SCHEDULE OF PORTFOLIO INVESTMENTS

TimesSquare Small Cap Growth Fund	3

TimesSquare Mid Cap Growth Fund	14

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	24

Fund balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	25

Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	26

Detail of changes in Fund assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	28

Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	32

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	40

TRUSTEES AND OFFICERS	41

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

About Your Fund’s Expenses

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; reinvested dividends or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. These Funds incur only ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

About Your Fund’s Expenses (continued)

Six Months Ended December 31, 2006	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During the Period*
TimesSquare Small Cap Growth Fund
Institutional Class Shares
Based on Actual Fund Return	$1,000	$1,069	$5.32
Based on Hypothetical 5% Annual Return	$1,000	$1,020	$5.19
Premier Class Shares
Based on Actual Fund Return	$1,000	$1,067	$5.68
Based on Hypothetical 5% Annual Return	$1,000	$1,020	$5.55
TimesSquare Mid Cap Growth Fund
Institutional Class Shares
Based on Actual Fund Return	$1,000	$1,121	$5.88
Based on Hypothetical 5% Annual Return	$1,000	$1,020	$5.60
Premier Class Shares
Based on Actual Fund Return	$1,000	$1,121	$6.52
Based on Hypothetical 5% Annual Return	$1,000	$1,019	$6.21

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

TimesSquare Small Cap Growth Fund

Portfolio Manager’s Comments

The Managers AMG TimesSquare Small Cap Growth Fund seeks to achieve long-term capital appreciation by investing primarily in the stocks of small-capitalization companies.

THE PORTFOLIO MANAGER

TimesSquare Capital Management, LLC

TimesSquare Capital Management, LLC’s investment team (“TimesSquare”) utilizes a bottom-up fundamental approach to small cap investing. Led by co-managers Yvette Bockstein and Grant Babyak, the investment team at TimesSquare believes its proprietary fundamental research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of superior business models, enable the team to build a diversified portfolio of small cap growth stocks designed to generate good risk-adjusted returns. When selecting small-cap growth stocks, Fund management utilizes a fundamental, bottom-up process to identify companies that Fund management believes demonstrate consistent and sustainable revenue and earnings growth, offer distinct and sustainable competitive advantages, have strong, experienced management teams, have stocks selling at reasonable valuations, and have the potential to appreciate in price by 25-50% within the next 12-18 months.

THE YEAR IN REVIEW

Confounding many strategists’ expectations, the small caps were once again the belle of the ball in 2006. Good corporate profits helped sustain the equity market’s healthy uptrend. A brief interruption occurred as the market retreated in the spring. During that time, the new Fed chairman, Ben Bernanke, found it necessary to make a show of force against an uptick in inflation, following in the footsteps of every new central bank chief going back to the 1950s as they started their tenure with an anti-inflation stance. To establish his credibility as an inflation fighter, Bernanke raised interest rates two more times in 25 basis point (0.25%) increments by the end of June. All of the major U.S. stock market averages bottomed in June and July and returns were quite healthy through the end of the year. Falling oil and gas prices since July, better-than- expected third quarter corporate profits, aggressive merger and acquisition trends, and the expectation of Fed rate cuts in 2007 aided the advance.

Within the Russell universe, small caps outperformed the large caps, marking the eighth straight year of small-cap outperformance. The Russell 2000® Index advanced 18.4% while the Russell 1000® Index advanced 15.5% in 2006. For the year the growth index suffered a large shortfall to value; the Russell 2000® Growth Index was up 13.4% vs. 23.5% for the Russell 2000® Value Index.

The Portfolio’s solid relative performance was due to very good stock selection with most of the added value coming from the financial services, health care, and consumer discretionary sectors. According to data from Lipper and Prudential Equity group, only 26% of small-cap growth managers beat the Russell 2000® Growth Index in 2006, and thus we are especially pleased with our results for the year.

Our financial services holdings added excellent value for most of the year and closed out 2006 as the best contributing sector. Our overweighted data processing firms added excellent value. One of our favorite long-term holdings, Alliance Data Systems, reversed its weakness of 2005 and was the top contributor for the year, up about 75%.

TimesSquare Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

The provider of market services and credit transaction services consistently delivered better-than-expected earnings and solid business momentum for 2006. Wright Express, which provides payment and transaction processing and information management services for the commercial and government fleet industry in the U.S. and Canada, reported generally good quarters, generating solid free cash flow and paying down debt; the stock rose about 42%. Elsewhere in the sector, commercial real estate services firm, CB Richard Ellis made an offer to buy Trammell Crow, one of its competitors. The proposed combination makes good strategic sense; CB Richard Ellis was among the Portfolio’s best contributors, up 43%. We sold the position due to its larger market capitalization. A strong contribution came from Markel, a long-time core holding in the Portfolio. The company is an international underwriter of specialty insurance, marketing a variety of specialty insurance coverage for hard-to-place risks, such as children’s summer camps domestically as well as energy and inland marine risks internationally. The company reported a good quarter in early August and then went on to hit 52 week highs on investor enthusiasm over the benign hurricane season we have been experiencing. We used the opportunity to trim the position back slightly; it returned 51% for the year.

Health care holdings made an excellent absolute and relative contribution for all of 2006. The sector’s top contributor, Magellan Health Services, completed its acquisition of National Imaging Associates, a privately held radiology benefits management firm. This new area for the provider of mental health services should create substantial growth opportunities; the position returned 37%. A strong contribution to the Portfolio from medical device company Conor Medsystems, which has been working on the development of a drug coated stent. We purchased it early in 2006 and by the end of the year, it announced it will be acquired by Johnson & Johnson for $33.50 cash; the stock returned approximately 28%. Results were also bolstered by a decent contribution from Biomarin Pharmaceuticals, up 52%. It is one of the few biotechnology companies focused on enzyme replacement therapies for rare genetic diseases, a niche market with low clinical and regulatory risks and high barriers to entry. It has a solid pipeline and experienced favorable developments on several products during the year including news that the FDA approved its orally administered version of prednisolone for acute asthma in children. Kidney dialysis services provider DaVita added another 12% despite a correction during the year. We have been scaling out of DaVita due to its larger capitalization but the company continues to execute well, delivering good quarterly earnings reports. On the negative side was a poor contribution from Symmetry Medical, which makes orthopedic implants; the company slightly missed revenue growth projections and was off almost 29%. We expect business to be more positive in 2007.

A couple of takeovers contributed to the outperformance of the holdings in the consumer discretionary sector which included the education services provider Education Management. It announced it was going private, in a private equity deal from Goldman Sachs and Providence Equity Partners; it returned 28%. Marvel Entertainment, the character licensing, publishing, and toy manufacturing company famous for such characters as Spider-Man and X-Men among others, returned 64% helped by the anticipation of Spider-Man 3 and Ghost Rider in 2007, and better- than- expected revenues and earnings. We cut back the position as we approached its near-term valuation target. Luxury hotel operator Orient Express Hotels delivered solid results and the company

TimesSquare Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

expects a good outlook for 2007; the stock advanced 49%. Offsetting the good results were lackluster results by two of our large holdings, Pool Corporation, up 6% and Corporate Executive Board, off 1%. Pool Corporation, the distributor of pool and backyard supplies is being impacted by the perception that the slowdown in housing will also slow down their business. We continue to believe that the company’s long-term business prospects remain attractive. Corporate Executive Board, which provides best practices research on various aspects of business strategy to large corporate managements, has investors in a wait and see mode as it is targeting mid-sized corporations for its next leg of growth. On the negative side, radio industry fundamentals remained weak and we sold Radio One, which was off 33%. A poor contribution was made by Choicepoint, which provides identifications and credential verification services from the Portfolio. We eliminated it from the Fund’s holdings; it was off 19%.

The technology sector was a relative underperformer in 2006, and our holdings were detractors to relative returns. Semiconductor companies struggled during the last several months amid questions of faltering demand for analog semiconductors. We were sellers of Microsemi as it is being affected by these demand issues in the near term; the position was among the poorer contributors, off approximately 30%. Semtech was also affected by poor industry fundamentals and the stock was off 28%, but we believe its valuation is attractive given its longer-term growth prospects and we are impressed with the new CEO’s performance thus far. We sold Wind River Systems, a supplier of software solutions and development tools for embedded systems, which made a poor contribution down 45%. We were concerned about the company’s ability to execute and about a change in management.

LOOKING FORWARD

The expectation of Federal Reserve rate cuts early in 2007 that helped fuel the market rally last quarter has faded as stronger economic indicators are coming in. For one thing, the decline in oil prices since last summer has stemmed the deceleration in economic growth. Most recently the employment report, vehicle sales, construction spending, and housing data point to an upturn. Corporate profits are expected to slow; as they have been expected, to do the last several years. Beating these expectations helped the markets rally. Will expectations be surpassed once more? If the economy is a little stronger than what had been expected, and if inflation behaves, corporate profits will benefit and the markets could continue to provide decent returns. Risks to the markets that would constrain multiple expansion and corporate profit growth would be declining productivity and rising unit labor costs.

Small-cap stocks are not inexpensive versus the large caps and return differentials have been narrowing between them. For the two years ended December 31, the small and the large caps are not far apart in returns with the Russell 1000® Index up 10.8% annualized and the Russell 2000® Index up 11.3% annualized. We believe small caps should continue to provide favorable relative returns taking into consideration the supportive financial backdrop and the fact that they are not extended on a relative basis. Furthermore, the small-cap returns should benefit as the pace of small-cap mergers and acquisitions witnessed in 2006 continues. Corporations still have lots of cash on the balance sheets and private equity funds are awash with funds looking for acquisitions. Value stocks have had a spectacular run as the Russell 2000® Value Index is up

TimesSquare Small Cap Growth Fund

Portfolio Manager’s Comments (Continued)

13.3% for the last ten years on an annualized basis vs. 4.9% over the same period for the Russell 2000® Growth Index. With such a lead, it is not surprising that valuation parameters continue to support a move into the growth stocks. With the Fed seemingly on hold, the catalyst may appear elsewhere—a better outlook for the health care and technology sectors would have a greater positive impact on the growth benchmarks. In any case we believe that companies with solid business models that can generate consistent growth, led by management teams that are experienced enough to navigate through varying economic scenarios will continue to outperform over the long term.

CUMULATIVE TOTAL RETURN PERFORMANCE

TimesSquare Small Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000® Growth Index measures the performance of the Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on January 21, 2000 to a $10,000 investment made in the Russell 2000® Growth Index for the same time periods. Performance for periods longer than one year is annualized. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

TimesSquare Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

The table below shows the average annualized total returns for the TimesSquare Small Cap Growth Fund – Institutional Class and Premier Class Shares and the Russell 2000® Growth Index since inception through December 31, 2006.

AVERAGE ANNUAL TOTAL RETURNS:	One Year	Five Years	Since Inception*
TimesSquare Small Cap Growth Fund - Institutional Class	16.49%	10.49%	7.65%
TimesSquare Small Cap Growth Fund - Premier Class	16.44%	10.35%	7.51%
Russell 2000 Growth Index	13.35%	6.93%	(1.35)%

*	Commencement of operations was January 21, 2000.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Top Ten Holdings

Security Name	Percentage of Net Assets
Pool Corp.*	2.6%
Alliance Data Systems Corp.*	2.6
Corporate Executive Board Co.*	1.9
Magellan Health Services, Inc.*	1.9
Universal Compression Holdings, Inc.*	1.8
iShares Russell 2000 Growth Index Fund	1.8
Global Payments, Inc.*	1.8
DaVita, Inc.	1.6
Markel Corp.	1.5
Resources Connection, Inc.	1.5

Top Ten as a Group	19.0%

*	Top Ten Holding at June 30, 2006

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

TimesSquare Small Cap Growth Fund

Fund Snapshots

December 31, 2006

Portfolio Breakdown

Industry	TimesSquare Small Cap Growth**	Russell 2000 Growth
Industrials	21.7%	17.5%
Information Technology	20.8%	23.8%
Health Care	18.7%	19.7%
Financials	9.1%	9.2%
Consumer Discretionary	8.1%	16.3%
Energy	6.7%	6.1%
Consumer Staples	4.5%	2.7%
Telecommunication Services	1.3%	1.4%
Materials	0.0%	3.2%
Utilities	0.0%	0.1%
Other Assets and Liabilities	9.1%	0.0%

**	As a percentage of net assets

TimesSquare Small Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2006

	Shares		Value
Common Stocks - 90.9%
Consumer Discretionary - 8.1%
Aaron Rents, Inc.	115,000	[2]	$3,309,700
Gaylord Entertainment Co., Class A*	105,000	[2]	5,347,650
Hibbett Sporting Goods, Inc.*	100,000		3,053,000
Iconix Brand Group, Inc.*	180,000		3,490,200
Marvel Entertainment, Inc.*	110,000	[2]	2,960,100
MDC Partners, Inc.*	335,000		2,479,000
Monroe Muffler Brake, Inc.	130,000		4,563,000
Orient-Express Hotels, Ltd.	150,000	[2]	7,098,000
Pool Corp.	430,637	[2]	16,868,051
RRSat Global Communications Network, Ltd.*	240,800		3,125,584
Total Consumer Discretionary			52,294,285
Consumer Staples - 4.5%
Central Garden & Pet Co.*	160,000		7,747,200
Herbalife Ltd.*	200,000		8,032,000
Inter Parfums, Inc.	173,200		3,323,708
Playtex Products, Inc.*	350,000		5,036,500
United Natural Foods, Inc.*	140,000	[2]	5,028,800
Total Consumer Staples			29,168,208
Energy - 6.7%
Arena Resources, Inc.*	41,700		1,781,007
Cal Dive International, Inc.*	241,300	[2]	3,028,315
Denbury Resources, Inc.*	320,000	[2]	8,892,800
Hydril Co.*	60,000	[2]	4,511,400
Matador Resources Co.* [4]	125,000		3,375,000
Quicksilver Resources, Inc.*	140,300	[2]	5,133,577
TODCO Class A*	127,000	[2]	4,339,590
Universal Compression Holdings, Inc.*	190,000	[2]	11,800,900
Total Energy			42,862,589
Financials - 9.1%
Assured Guaranty, Ltd.	235,000		6,251,000

The accompanying notes are an integral part of these financial statements.

TimesSquare Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Financials - 9.1% (continued)
CapitalSource, Inc.	100,181	[2]	$2,735,943
Cohen & Steers, Inc.	100,000		4,017,000
Investors Financial Services Corp.	210,000	[2]	8,960,700
Jefferies Group, Inc.	220,000	[2]	5,900,400
Markel Corp.*	20,000	[2]	9,602,000
Midwest Banc Holdings, Inc.	160,000		3,800,000
optionsXpress, Inc.	211,900		4,808,011
Primus Guaranty, Ltd.*	455,473		5,260,713
Resource Capital Corp.	200,000		3,390,000
Seacoast Banking Corp.	140,000		3,472,000
Total Financials			58,197,767
Health Care - 18.7%
Advisory Board Co., The*	135,000		7,227,900
AtriCure, Inc.*	100,000		900,000
BioMarin Pharmaceutical, Inc.*	360,000	[2]	5,900,400
Bio-Rad Laboratories, Inc.*	65,000		5,363,800
Conor Medsystems, Inc.*	200,000		6,266,000
DaVita, Inc.*	175,074	[2]	9,958,209
DJ Orthopedics, Inc.*	145,000		6,208,900
Genesis HealthCare Corp.*	110,000		5,195,300
Haemonetics Corp.*	155,000		6,978,100
LCA-Vision, Inc.	84,400		2,899,984
Magellan Health Services, Inc.*	275,000	[2]	11,885,500
Matria Healthcare, Inc.*	200,000		5,746,000
Pediatrix Medical Group, Inc.*	150,000		7,335,000
Pharmion Corp.*	145,000		3,732,300
PolyMedica Corp.	195,165		7,886,618
Respironics, Inc.*	230,000		8,682,500
Stereotaxis Inc.*	355,000		3,663,600
Symmetry Medical, Inc.*	240,000		3,319,200
Syneron Medical Ltd.*	185,000		5,019,050
VCA Antech, Inc.*	195,000	[2]	6,277,050
Total Health Care			120,445,411

The accompanying notes are an integral part of these financial statements.

TimesSquare Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Industrials - 21.7%
American Reprographics Co.*	220,000	[2]	$7,328,200
Axsys Technologies, Inc.*	90,000		1,581,300
Beacon Roofing Supply, Inc.*	365,000		6,869,300
Color Kinetics, Inc.*	150,000		3,202,500
Corporate Executive Board Co.	140,000	[2]	12,278,000
CoStar Group, Inc.*	150,000		8,034,000
Dionex Corp.*	100,000		5,671,000
Huron Consulting Group, Inc.*	155,000		7,027,700
Jackson Hewitt Tax Service, Inc.	200,000		6,794,000
Kenexa Corp.*	108,000		3,592,080
Mobile Mini, Inc.*	345,300		9,302,382
MTC Technologies, Inc.*	150,000		3,532,500
Nuco2, Inc.*	180,200		4,431,118
On Assignment, Inc.*	180,000		2,115,000
Orbital Sciences Corp.*	430,000	[2]	7,929,200
Pacer International, Inc.	124,500		3,706,365
Portfolio Recovery Associates, Inc.*	165,000		7,703,850
RBC Bearings, Inc.*	120,000		3,439,200
Resources Connection, Inc.*	300,040	[2]	9,553,274
SI International, Inc.*	180,000		5,835,600
Stericycle, Inc.*	90,000	[2]	6,795,000
UTI Worldwide, Inc.	274,700	[2]	8,213,530
Williams Scotsman International, Inc.*	230,000		4,512,600
Total Industrials			139,447,699
Information Technology—20.8%
Alliance Data Systems Corp.*	270,000	[2]	16,866,900
Alvarion, Ltd.*	410,000		2,755,200
Applied Micro Circuits Corp.*	774,200		2,756,152
ATMI, Inc.*	100,000	[2]	3,053,000
Cognex Corp.	192,800	[2]	4,592,496
CSG Systems International, Inc.*	120,000	[2]	3,207,600
Cymer, Inc.*	43,000	[2]	1,889,850

The accompanying notes are an integral part of these financial statements.

TimesSquare Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Information Technology - 20.8% (continued)
DealerTrack Holdings, Inc.*	141,900		$4,174,698
Digitas, Inc.*	200,000		2,682,000
Euronet Worldwide, Inc.*	85,000		2,523,650
Global Payments, Inc.	250,000	[2]	11,575,000
Henry (Jack) & Associates, Inc.	375,000	[2]	8,025,000
J2 Global Communications, Inc.*	235,000	[2]	6,403,750
MICROS Systems, Inc.*	90,000	[2]	4,743,000
Microsemi Corp.*	89,400	[2]	1,756,710
PDF Solutions, Inc.*	321,300		4,642,785
RADVision Ltd.*	185,000		3,714,800
Semtech Corp.*	390,700		5,106,449
Silicon Motion Technology Corp., ADR*	178,100		2,826,447
SiRF Technology Holdings, Inc.*	140,000	[2]	3,572,800
Synaptics, Inc.*	120,000		3,562,800
THQ, Inc.*	130,000	[2]	4,227,600
Ultimate Software Group, Inc., The*	136,500		3,174,990
Varian Semiconductor Equipment Associates, Inc.*	93,000	[2]	4,233,360
Verint Systems, Inc.*	110,000		3,770,800
ViaSat, Inc.*	195,000		5,812,950
Volterra Semiconductor Corp.*	158,500		2,377,500
Wright Express Corp.*	300,000		9,351,000
Total Information Technology			133,379,287
Telecommunication Services - 1.3%
General Communication, Inc., Class A*	135,000		2,123,550
NeuStar, Inc., Class A*	190,000	[2]	6,163,600
Total Telecommunication Services			8,287,150
Total Common Stocks (cost $474,385,367)			584,082,396
Other Investment Companies - 1.8%
iShares Russell 2000 Growth Index Fund (cost $10,794,069)	150,000	[2]	11,797,500
Short-Term Investments - 32.9%
Other Investment Companies - 32.9%[1]
Bank of New York Institutional Cash Reserves Fund, 5.32% [3]	166,361,568		166,361,568

The accompanying notes are an integral part of these financial statements.

TimesSquare Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Other Investment Companies - 32.9% (continued)
JPMorgan Prime Money Market Fund, Institutional Class Shares, 5.18%	45,045,600	$45,045,600
Total Other Investment Companies (cost $211,407,168)		211,407,168
Total Investments - 125.6% (cost $696,586,604)		807,287,064
Other Assets, less Liabilities - (25.6)%		(164,843,535)
Net Assets - 100.0%		$642,443,529

Note: Based on the cost of investments of $696,901,721 for Federal income tax purposes at December 31, 2006, the aggregate gross unrealized appreciation and depreciation were $118,909,246 and $8,523,903 respectively, resulting in net unrealized appreciation of investments of $110,385,343.

*	Non-income-producing security.

[1]	Yield shown for an investment company represents the December 31, 2006, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares, amounting to a market value of $160,493,147 or 25.0% of net assets, were out on loan to various brokers.

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

[4]

Private Placement: New or secondary issue of stock sold directly to a group of investors. The security’s public resale is restricted until it is negotiated with the SEC under the Securities Act of 1933. This security was acquired on 4/21/06 at a cost of $3,375,000 and comprises 0.53% of the net assets of the Fund. The Fund agreed to the purchase price and obtained the right to acquire the security on 4/19/06.

The accompanying notes are an integral part of these financial statements.

TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments

The Managers AMG TimesSquare Mid Cap Growth Fund seeks to achieve long-term capital appreciation by investing in the common and preferred stock of U.S. mid-capitalization companies.

The Managers AMG TimesSquare Mid Cap Fund invests at least 80% of its assets in securities of mid-capitalization companies. The TimesSquare portfolio management team uses a bottom-up, research-intensive approach to identify mid-capitalization growth stocks that it believes have the greatest potential to achieve significant price appreciation over a 12 to 18 month horizon. In this case, mid-capitalization refers to companies that, at the time of purchase, have market capitalizations of greater than $1.5 billion but less than the greater of $10 billion or the upper limit of the Russell Midcap® Growth Index. The Russell MidCap® Growth Index is the Fund’s benchmark.

THE PORTFOLIO MANAGER

TimesSquare Capital Management, LLC

TimesSquare Capital Management, LLC’s (“TimesSquare”) investment team believes its proprietary fundamental research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of superior business models, enable the team to build a diversified portfolio of mid-cap growth stocks designed to generate good risk-adjusted returns.

When selecting mid-cap growth stocks, Fund management utilizes a fundamental, bottom-up process to identify companies:

•	Which demonstrate consistent and sustainable revenue and earnings growth and offer distinct, sustainable competitive advantages

•	That have strong, experienced management teams

•	Whose stocks are selling at reasonable valuations

•	That Fund management believes have the potential to appreciate in price by 25-50% within the next 12-18 months.

The ideal investment exhibits many of the following traits:

•	Exceptional management (clear goals, track record of success)

•	Distinct, sustainable competitive advantage (proprietary products, demonstrated franchise value, few competitors, patents, brand name recognition)

•	Strong, consistent growth (3-year projected earnings growth and revenue growth greater than 15%)

•	Projected P/E at a discount to earnings growth

•	Attractive P/E relative to industry group

The investment team may sell an investment when:

•	Operating objectives are not met

•	Management is unable to sustain a competitive advantage

•	Fundamentals are expected to deteriorate

•	Reasons for purchase changed

•	A stock has reached its price target or is overvalued

TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments (continued)

THE YEAR IN REVIEW

Good corporate profits helped sustain the equity market’s healthy uptrend in 2006. A brief interruption occurred as the market retreated in the spring. During that time, the new Fed chairman, Ben Bernanke, found it necessary to make a show of force against an uptick in inflation, following in the footsteps of every new central bank chief going back to the 1950s as they started their tenures with an anti-inflation stance. To establish his credibility as an inflation fighter, Bernanke raised interest rates two more times in 25 basis point (0.25%) increments by the end of June. All of the major U.S. stock market averages bottomed in June and July and returns were quite healthy through the end of the year. Falling oil and gas prices since July, better-than-expected third quarter corporate profits, aggressive merger and acquisition trends, and the expectation of Fed rate cuts in 2007 aided the advance.

Within the Russell universe, mid caps were edged out by the large caps for the full year. The Russell Midcap® Index advanced 15.3% while the Russell 1000® Index advanced 15.5% in 2006. For the year the growth index suffered a large shortfall to value; the Russell Midcap® Growth Index was up 10.7% vs. 20.2% for the Russell Midcap® Value Index.

The Portfolio’s solid relative performance was due to very good stock selection across most sectors. Excellent relative returns came from the financial services, health care, and producer durables sectors. According to data from Lipper and Prudential Equity group, only 28% of mid- cap growth managers beat the Russell Midcap® Growth Index in 2006, and thus we are especially pleased with our results for the year.

Our financial services holdings closed out 2006 as the best contributing sector. Alliance Data Systems reversed its weakness of 2005 and was the top contributor for the year, up about 75%. The provider of market services and credit transaction services consistently delivered better-than-expected earnings and solid business momentum for 2006. Commercial real estate services firm, CB Richard Ellis made an offer to buy Trammell Crow, one of its competitors. The proposed combination makes good strategic sense; CB Richard Ellis was among the Portfolio’s best contributors, returning 68%. CapitalSource, a specialized finance company has been generating more favorable credit metrics on its loan portfolio and the stock was a great contributor, up 32%. On the negative side, global asset management firm Legg Mason disappointed us as revenues fell short of estimates. We trimmed the position which was off approximately 20%.

Health care holdings made an excellent absolute and relative contribution for all of 2006. One of the Portfolio’s top contributors for the year was Shire Pharmaceuticals, up about 61%. In October, the FDA granted an approvable letter for NRP104 for the treatment of attention deficit and hyperactivity disorder (ADHD). With several products to launch in the upcoming year sales momentum should be promising. Kidney dialysis services provider DaVita added 12% despite a correction during the year. The company continues to execute well, delivering good quarterly earnings reports. Fisher Scientific which provides products and services to the scientific community and agreed to be acquired by Thermo Electron Corp. in an all-stock deal initially valued at $10.6 billion; the position returned 40%. We continue to own shares in the new company, Thermo Fisher Scientific, as we believe it is an attractively valued, well managed

TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments (continued)

business. On the negative side, worries about new oxygen reimbursement regulations pressured oxygen therapy services provider, Lincare Holdings. They were not as bad as feared and even though the stock was up almost 15% in the last quarter, it was off 5% for the year.

Our holdings in producer durables added excellent absolute and relative value to results thanks to the performance of American Tower, up approximately 38%. The cell phone tower operator continued to experience strong business momentum. Longer-term, WiMAX technology will necessitate strong growth in cell sites.

Consumer discretionary sector holdings were a relative detractor to returns in 2006. On the positive side, outdoor billboard company, Lamar Advertising, was a solid contributor, up 42%, as trends in billboard occupancy rates remained strong and the company reported good quarters. Lamar is leading the rollout of digital billboards nationwide which looks to be accelerating in 2007. Among the poor contributors, specialty auto parts retailer, Advance Auto Parts has been experiencing slowing sales growth and the position was off over 17%. We believe the long-term outlook for this company with a great management team and a solid business model remains attractive and that sales comparisons should improve in 2007. A poor contribution came from ChoicePoint, down approximately 14%. The company, which provides identification and credential verification services, guided growth lower over the near term. We trimmed the position slightly but believe that the company’s valuation is attractive longer term. We also significantly cut back the position in Mohawk Industries as the slowdown in housing markets has affected sales volumes for this manufacturer of floor covering; the position returned -14% for the year. We initiated and built a position in NTL, the UK’s largest cable company in 2006. In early July the company completed its acquisition of Virgin Mobile. We like the new management team and see many opportunities from a new branding program and improved service from its “quadruple play” mobile, fixed-line, broadband, and TV service.

The technology sector was not the place to be in 2006. Our holdings added decent relative value versus the benchmark sector. Amdocs, which provides customer care and billing services, as well as order management systems for the telecommunications industry, reported better than expected earnings with a strong backlog of business for most of the year; the position returned 41%. The Portfolio’s worst contribution came from Avid Technology, down 37%. The maker of video editing software had been guiding near-term earnings lower and we eliminated the position. We also sold Xilinx, the maker of programmable logic devices as we worried about its end markets; in particular we feared that it would be hurt by softer telecom infrastructure spending in the Asia region; the position was off almost 11%.

LOOKING FORWARD

The expectation of Federal Reserve rate cuts early in 2007 that helped fuel the market rally last quarter has faded as stronger economic indicators are coming in. For one thing the decline in oil prices since last summer has stemmed the deceleration in economic growth. Most recently the employment report, vehicle sales, construction spending, and housing data point to an upturn. Corporate profits are expected to slow; as they have been expected to do the last several years. Beating these expectations helped

TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments (continued)

the markets rally. Will expectations be surpassed once more? If the economy is a little stronger than what had been expected and if inflation behaves, corporate profits will benefit and the markets could continue to provide decent returns. Risks to the markets that would constrain multiple expansion and corporate profit growth would be declining productivity and rising unit labor costs.

Mid-cap stocks have been leading long enough to deserve a breather in the relative performance game and they are not undervalued versus the large caps. Earnings growth will be crucial to continued outperformance. Value stocks have had a spectacular run and thus it is not surprising that valuation parameters continue to support a move into the growth stocks. With the Fed seemingly on hold, the catalyst may appear elsewhere—a better outlook for the health care and technology sectors would have a greater positive impact on the growth benchmarks. In any case we believe that companies with solid business models that can generate consistent growth, led by management teams that are experienced enough to navigate through varying economic scenarios will continue to outperform over the long term.

CUMULATIVE TOTAL RETURN PERFORMANCE

TimesSquare Mid Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell Midcap® Growth Index measures the performance of those Russell Mid-cap® companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth index. Unlike the Fund, the Russell Midcap® Growth Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on March 4, 2005 to a $10,000 investment made in the Russell Midcap® Growth Index for the same time periods. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments (continued)

The table below shows the average annualized total returns for the TimesSquare Mid Cap Growth Fund – Institutional Class and Premier Class Shares and the Russell Midcap® Growth Index since inception through December 31, 2006.

AVERAGE ANNUAL TOTAL RETURNS:	One Year	Since Inception*
TimesSquare Mid Cap Growth Fund - Institutional Class	17.39%	15.68%
TimesSquare Mid Cap Growth Fund - Premier Class	17.44%	15.54%
Russell Midcap Growth Index	10.66%	11.86%

*	Commencement of operations was March 4, 2005.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Top Ten Holdings

Security Name	Percentage of Net Assets
DaVita, Inc.*	5.6%
CapitalSource, Inc.*	4.3
American Tower Corp.*	3.4
Amdocs, Ltd.*	2.7
Alliance Data Systems Corp.	2.7
Pool Corp.*	2.6
Vulcan Materials Co.	2.2
NTL, Inc.	2.1
Autoliv, Inc.*	2.1
Thermo Electron Corp.	2.1

Top Ten as a Group	29.8%

*	Top Ten Holding at June 30, 2006

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

TimesSquare Mid Cap Growth Fund

Fund Snapshots

December 31, 2006

Portfolio Breakdown

Industry	TimesSquare Mid Cap Growth**	Russell Midcap Growth
Health Care	18.2%	14.9%
Financials	16.7%	9.4%
Consumer Discretionary	16.7%	22.5%
Information Technology	15.8%	18.7%
Industrials	13.2%	14.6%
Energy	5.5%	7.6%
Telecommunication Services	5.3%	2.2%
Materials	4.2%	3.9%
Consumer Staples	0.0%	4.4%
Utilities	0.0%	1.8%
Other Assets and Liabilities	4.4%	0.0%

**	As a percentage of net assets

TimesSquare Mid Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2006

	Shares		Value
Common Stocks - 95.6%
Consumer Discretionary - 16.7%
Advance Auto Parts, Inc.	81,850	[2]	$2,910,586
Autoliv, Inc.	107,600		6,488,280
Bed Bath & Beyond, Inc.*	76,400		2,910,840
Central European Media Enterprises Ltd., Class A*	40,500	[2]	2,835,000
Focus Media Holdings Ltd*	46,100	[2]	3,060,579
Lamar Advertising Co.*	75,500	[2]	4,936,945
Meredith Corp.	48,900	[2]	2,755,515
Mohawk Industries, Inc.*	29,800	[2]	2,230,828
NTL, Inc.	261,800	[2]	6,607,832
Pool Corp.	207,900	[2]	8,143,443
Thor Industries, Inc.	41,200	[2]	1,812,388
Tiffany & Co.	69,400	[2]	2,723,256
Weight Watchers International, Inc.	90,400		4,748,712
Total Consumer Discretionary			52,164,204
Energy - 5.5%
BJ Services Co.	176,200		5,166,184
Denbury Resources, Inc.*	127,326		3,538,390
GlobalSantaFe Corp.	71,600		4,208,648
Range Resources Corp.	150,200	[2]	4,124,492
Total Energy			17,037,714
Financials - 16.7%
AMBAC Financial Group, Inc.	44,300		3,945,801
CapitalSource, Inc.	489,600	[2]	13,370,976
CB Richard Ellis Group, Inc.*	139,100	[2]	4,618,120
Countrywide Financial Corp.	123,800	[2]	5,255,310
HCC Insurance Holdings, Inc.	82,300		2,641,007
Legg Mason, Inc.	26,600	[2]	2,528,330
Markel Corp.*	6,400		3,072,640
Moody’s Corp.	46,800		3,232,008
Nasdaq Stock Market, Inc.*	38,000	[2]	1,170,020
Nuveen Investments, Inc.	94,600	[2]	4,907,848

The accompanying notes are an integral part of these financial statements.

TimesSquare Mid Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Financials - 16.7% (continued)
Radian Group, Inc.	50,500		$2,722,455
SEI Investments Co.	76,900		4,580,164
Total Financials			52,044,679
Health Care - 18.2%
Cytyc Corp.*	169,700	[2]	4,802,510
DaVita, Inc.*	309,400		17,598,672
Edwards Lifesciences Corp.*	70,400		3,311,616
IMS Health, Inc.	110,200		3,028,296
Laboratory Corp. of America Holdings*	63,000	[2]	4,628,610
Lincare Holdings, Inc.*	141,000		5,617,440
Shire Pharmaceuticals PLC	82,200	[2]	5,076,672
Thermo Electron Corp.*	143,100		6,480,999
Valeant Pharmaceuticals International	215,800	[2]	3,720,392
VCA Antech, Inc.*	70,900		2,282,271
Total Health Care			56,547,478
Industrials - 13.2%
AerCap Holdings N.V.*	61,800	[2]	1,432,524
American Reprographics Co.*	103,100	[2]	3,434,261
Ametek, Inc.	112,800	[2]	3,591,552
ChoicePoint, Inc.*	123,600		4,867,368
Corporate Executive Board Co.	40,900		3,586,930
DRS Technologies, Inc.	91,700	[2]	4,830,756
Dun & Bradstreet Corp.*	50,900		4,214,011
Empresa Brasileira de Aeronautica, S.A.	80,000		3,314,400
Fasternal Co.	85,800	[2]	3,078,504
Monster Worldwide, Inc.*	49,800		2,322,672
Stericycle, Inc.*	37,100	[2]	2,801,050
UTI Worldwide, Inc.	126,400	[2]	3,779,360
Total Industrials			41,253,388
Information Technology - 15.8%
Activision, Inc.*	96,701	[2]	1,667,125
Adobe Systems, Inc.*	69,800	[2]	2,870,176

The accompanying notes are an integral part of these financial statements.

TimesSquare Mid Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Information Technology - 15.8% (continued)
Alliance Data Systems Corp.*	132,300	[2]	$8,264,781
Amdocs, Ltd.*	219,800		8,517,250
Arrow Electronics, Inc.*	49,000	[2]	1,545,950
Broadcom Corp., Class A*	51,500	[2]	1,663,965
Citrix Systems, Inc.*	143,500		3,881,675
Comverse Technology Inc.*	126,300	[2]	2,666,193
Intersil Corp., Class A	133,800	[2]	3,200,496
KLA-Tencor Corp.	29,700	[2]	1,477,575
Marvell Technology Group Ltd.*	103,000	[2]	1,976,570
Microchip Technology, Inc.	104,300	[2]	3,410,610
MICROS Systems, Inc.*	44,100	[2]	2,324,070
Nvidia Corp.*	62,500	[2]	2,313,125
Roper Industries, Inc.	70,400		3,536,896
Total Information Technology			49,316,457
Materials - 4.2%
Martin Marietta Materials, Inc.	41,500	[2]	4,312,265
Potash Corp of Saskatchewan	11,800		1,693,064
Vulcan Materials Co.	77,400	[2]	6,955,938
Total Materials			12,961,267
Telecommunication Services - 5.3%
American Tower Corp.*	287,600	[2]	10,721,728
NeuStar, Inc., Class A*	181,800	[2]	5,897,592
Total Telecommunication Services			16,619,320
Total Common Stocks (cost $270,413,626)			297,944,507
Other Investment Companies - 25.7% [1]
Bank of New York Institutional Cash Reserves Fund, 5.32% [3]	66,733,789		66,733,789
JPMorgan Prime Money Market Fund, Institutional Class Shares, 5.18%	13,210,662		13,210,662
Total Other Investment Companies (cost $79,944,451)			79,944,451
Total Investments - 121.3% (cost $350,358,077)			377,888,958
Other Assets, less Liabilities - (21.3)%			(66,269,889)
Net Assets - 100.0%			$311,619,069

The accompanying notes are an integral part of these financial statements.

TimesSquare Mid Cap Growth Fund

Notes to Schedule of Portfolio Investments

The following footnotes and abbreviations are to be read in conjunction with the Schedule of Portfolio Investments previously presented in this report.

Note: Based on the cost of investments of $351,436,536 for Federal income tax purposes at December 31, 2006, the aggregate gross unrealized appreciation and depreciation were $28,579,732 and $2,127,310, respectively, resulting in net unrealized appreciation of investments of $26,452,422.

*	Non-income-producing security.

[1]	Yield shown for an investment company represents the December 31, 2006, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares, amounting to a market value of $64,631,176, or 20.7% of net assets, were out on loan to various brokers.

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds

Statements of Assets and Liabilities

December 31, 2006

	TimesSquare Small Cap Growth Fund	TimesSquare Mid Cap Growth Fund
Assets:
Investments at value (including securities on loan valued at $160,493,147 and $64,631,176, respectively)	$807,287,064	$377,888,958
Cash	1,106,563	10,118,518
Receivable for investments sold	4,071,806	—
Receivable for Fund shares sold	8,121	553,296
Dividends and other receivables	377,380	150,566
Prepaid expenses	5,132	11,849

Total assets	812,856,066	388,723,187

Liabilities:
Payable upon return of securities loaned	166,361,568	66,733,789
Payable for investments purchased	3,290,609	10,032,916
Payable for Fund shares purchased	71,446	—
Accrued expenses:
Investment advisory and management fees	520,492	253,986
Other	168,422	83,427

Total liabilities	170,412,537	77,104,118

Net Assets	$642,443,529	$311,619,069

Institutional Class Shares:
Net Assets	$465,141,626	$205,290,088
Shares outstanding	37,458,047	16,046,339

Net asset value, offering and redemption price per share	$12.42	$12.79

Premier Class Shares:
Net Assets	$177,301,903	$106,328,981
Shares outstanding	14,392,762	8,330,206

Net asset value, offering and redemption price per share	$12.32	$12.76

Net Assets Represent:
Paid-in capital	$519,311,873	$282,781,037
Accumulated net realized gain from investments	12,431,196	1,307,151
Net unrealized appreciation of investments	110,700,460	27,530,881

Net Assets	$642,443,529	$311,619,069

Investments at cost	$696,586,604	$350,358,077

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds

Statements of Operations

For the year ended December 31, 2006

	TimesSquare Small Cap Growth Fund	TimesSquare Mid Cap Growth Fund
Investment Income:
Dividend income	$4,220,513	$2,006,916
Foreign withholding tax	—	(3,281)
Securities lending fees	237,209	28,084

Total investment income	4,457,722	2,031,719

Expenses:
Investment advisory and management fees	6,192,280	1,777,118
Shareholder servicing fees - Premier Class	118,923	70,460
Custodian	123,929	83,892
Professional fees	107,878	36,723
Transfer agent	80,662	23,549
Trustees fees and expenses	31,806	9,508
Registration fees	30,013	53,356
Reports to shareholders	26,597	7,646
Miscellaneous	24,822	4,614

Total expenses before expense offsets	6,736,910	2,066,866

Less: Expense (reimbursement) recoupment	(113,132)	59,628
Expense reductions	(134,252)	(74,951)

Net expenses	6,489,526	2,051,543

Net investment loss	(2,031,804)	(19,824)

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	88,436,632	5,238,355
Net unrealized appreciation of investments	9,884,806	24,293,240

Net realized and unrealized gain	98,321,438	29,531,595

Net Increase in Net Assets Resulting from Operations	$96,289,634	$29,511,771

The accompanying notes are an integral part of these financial statements.

TimesSquare Small Cap Growth Fund

Statement of Changes in Net Assets

For the year ended December 31,

	2006	2005
Increase (Decrease) in Net Assets From Operations:
Net investment loss	($2,031,804)	($2,202,716)
Net realized gain on investments	88,436,632	59,147,062
Net unrealized appreciation of investments	9,884,806	12,703,217

Net increase in net assets resulting from operations	96,289,634	69,647,563

Distributions to Shareholders:
From net realized capital gains:
Institutional Class Shares	(54,411,260)	(37,184,520)
Premier Class Shares	(21,081,738)	(22,758,548)
Retail Class Shares*	—	(336,805)

Total distributions to shareholders	(75,492,998)	(60,279,873)

From Capital Share Transactions:
Proceeds from sale of shares	131,942,058	122,495,484
Reinvestment of dividends and distributions	74,944,375	59,989,757
Cost of shares repurchased	(172,132,961)	(131,099,411)

Net increase from capital share transactions	34,753,472	51,385,830

Total increase in net assets	55,550,108	60,753,520

Net Assets:
Beginning of year	586,893,421	526,139,901

End of year	$642,443,529	$586,893,421

End of year undistributed net investment income	—	—

*	Retail Class shares were merged into the Premier Class shares at the close of business on April 8, 2005.

The accompanying notes are an integral part of these financial statements.

TimesSquare Mid Cap Growth Fund

Statement of Changes in Net Assets

	For the year ended December 31,2006	For the period ended December 31, 2005*
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	($19,824)	$146,174
Net realized gain on investments	5,238,355	857,644
Net unrealized appreciation of investments	24,293,240	3,237,641

Net increase in net assets resulting from operations	29,511,771	4,241,459

Distributions to Shareholders:
From net investment income:
Institutional Class Shares	(7,517)	(115,329)
Premier Class Shares	(4,081)	(21,657)
From net realized capital gains:
Institutional Class Shares	(2,896,900)	(249,880)
Premier Class Shares	(1,572,909)	(46,924)

Total distributions to shareholders	(4,481,407)	(433,790)

From Capital Share Transactions:
Proceeds from sale of shares	227,289,083	81,691,315
Reinvestment of dividends and distributions	4,216,329	416,160
Cost of shares repurchased	(29,628,458)	(1,203,393)

Net increase from capital share transactions	201,876,954	80,904,082

Total increase in net assets	226,907,318	84,711,751

Net Assets:
Beginning of period	84,711,751	—

End of period	$311,619,069	$84,711,751

End of period undistributed net investment income	—	$9,188

*	Commencement of operations was March 4, 2005.

The accompanying notes are an integral part of these financial statements.

TimesSquare Small Cap Growth Fund - Institutional Class

Financial Highlights

For a share outstanding throughout each year shown

	For the year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$12.08	$11.88	$11.06	$8.16	$10.00

Income from Investment Operations:
Net investment loss [3]	(0.04)	(0.05)	(0.08)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	2.03	1.60	1.30	3.15	(1.77)

Total from investment operations	1.99	1.55	1.22	3.06	(1.84)

Less Distributions to Shareholders from:
Net investment income	—	—	(0.07)	(0.13)	—
Net realized gain on investments	(1.65)	(1.35)	(0.33)	(0.03)	—

Total distribution to shareholders	(1.65)	(1.35)	(0.40)	(0.16)	—

Net Asset Value End of Year	$12.42	$12.08	$11.88	$11.06	$8.16

Total Return [1]	16.49%	13.44%	11.05%	37.48%	(18.40)%

Ratio of net operating expenses to average net assets [1]	1.03%	1.05%	1.05%	1.05%	1.05%
Ratio of net investment loss to average net assets [1]	(0.31)%	(0.38)%	(0.79)%	(0.86)%	(0.85)%
Portfolio turnover	62%	76%	70%	61%	57%
Net assets at end of year (000’s omitted)	$465,142	$445,485	$410,171	$324,742	$51,762

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.07%	1.09%	1.09%	1.12%	1.45%
Ratio of net investment loss to average net assets	(0.35)%	(0.42)%	(0.83)%	(0.93)%	(1.25)%

[1]	Total return would have been lower and net investment loss would have been higher had certain expenses not been reduced. (See Note 1c to Notes to Financial Statements.)

[2]	Ratio information assuming no reduction of Fund expenses.

[3]	Per share numbers have been calculated using average shares.

TimesSquare Small Cap Growth Fund - Premier Class

Financial Highlights

For a share outstanding throughout each year shown

	For the year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$12.00	$11.83	$11.02	$8.12	$9.97

Income from Investment Operations:
Net investment loss [3]	(0.05)	(0.06)	(0.10)	(0.11)	(0.09)
Net realized and unrealized gain (loss) on investments	2.02	1.58	1.29	3.16	(1.76)

Total from investment operations	1.97	1.52	1.19	3.05	(1.85)

Less Distributions to Shareholders from:
Net investment income	—	—	(0.05)	(0.12)	—
Net realized gain on investments	(1.65)	(1.35)	(0.33)	(0.03)	—

Total distribution to shareholders	(1.65)	(1.35)	(0.38)	(0.15)	—

Net Asset Value End of Year	$12.32	$12.00	$11.83	$11.02	$8.12

Total Return [1]	16.44%	13.24%	10.80%	37.53%	(18.56)%

Ratio of net operating expenses to average net assets [1]	1.10%	1.21%	1.25%	1.25%	1.25%
Ratio of net investment loss to average net assets [1]	(0.38)%	(0.51)%	(0.99)%	(1.06)%	(1.06)%
Portfolio turnover	62%	76%	70%	61%	57%
Net assets at end of year (000’s omitted)	$177,302	$141,409	$103,589	$67,375	$5,482

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.14%	1.25%	1.29%	1.32%	1.65%
Ratio of net investment loss to average net assets	(0.42)%	(0.55)%	(1.03)%	(1.13)%	(1.46)%

[1]	Total return would have been lower and net investment loss would have been higher had certain expenses not been reduced. (See Note 1c to Notes to Financial Statements.)

[2]	Ratio information assuming no reduction of Fund expenses.

[3]	Per share numbers have been calculated using average shares.

TimesSquare Mid Cap Growth Fund - Institutional Class

Financial Highlights

For a share outstanding throughout each period shown

	For the year ended December 31, 2006	For the period ended December 31, 2005*
Net Asset Value, Beginning of Period	$11.06	$10.00

Income from Investment Operations:
Net investment income	0.00 [5,6]	0.02
Net realized and unrealized gain on investments	1.92	1.10

Total from investment operations	1.92	1.12

Less Distributions to Shareholders from:
Net investment income	(0.00)[6]	(0.02)
Net realized gain on investments	(0.19)	(0.04)

Total distribution to shareholders	(0.19)	(0.06)

Net Asset Value End of Period	$12.79	$11.06

Total Return [1]	17.39%	11.17%[2]

Ratio of net expenses to average net assets	1.12%	1.18%[1,3]
Ratio of net investment income to average net assets	0.02%	0.70%[1,3]
Portfolio turnover	49%	48%[2]
Net assets at end of period (000’s omitted)	$205,290	$71,284

Ratios absent expense offsets: [4]
Ratio of total expenses to average net assets	1.16%	1.38%[3]
Ratio of net investment income (loss) to average net assets	(0.02)%	0.50%[3]

*	Commencement of operations was March 4, 2005.

[1]	Total return and net investment income would have been lower had certain expenses not been reduced. (See Note 1c to Notes to Financial Statements.)

[2]	Not annualized.

[3]	Annualized.

[4]	Ratio information assuming no reduction of Fund expenses.

[5]	Per share numbers have been calculated using average shares.

[6]	Rounds to less than 0.01 per share.

TimesSquare Mid Cap Growth Fund - Premier Class

Financial Highlights

For a share outstanding throughout each period shown

	For the year ended December 31, 2006	For the period ended December 31, 2005*
Net Asset Value, Beginning of Period	$11.03	$10.00

Income from Investment Operations:
Net investment income (loss)	(0.01)[5]	0.01
Net realized and unrealized gain on investments	1.93	1.08

Total from investment operations	1.92	1.09

Less Distributions to Shareholders from:
Net investment income	(0.00)[6]	(0.02)
Net realized gain on investments	(0.19)	(0.04)

Total distribution to shareholders	(0.19)	(0.06)

Net Asset Value End of Period	$12.76	$11.03

Total Return [1]	17.44%	10.87%[2]

Ratio of net expenses to average net assets	1.23%	1.34%[1,3]
Ratio of net investment income (loss) to average net assets	(0.06)%	0.28%[1,3]
Portfolio turnover	49%	48%[2]
Net assets at end of period (000’s omitted)	$106,329	$13,428

Ratios absent expense offsets: [4]
Ratio of total expenses to average net assets	1.27%	1.77	%3
Ratio of net investment loss to average net assests	(0.11)%	(0.15)%[3]

*	Commencement of operations was March 4, 2005.

[1]	Total return and net investment income would have been lower had certain expenses not been reduced. (See Note 1c to Notes to Financial Statements.)

[2]	Not annualized.

[3]	Annualized.

[4]	Ratio information assuming no reduction of Fund expenses.

[5]	Per share numbers have been calculated using average shares.

[6]	Rounds to less than (0.01) per share.

Managers AMG Funds

Notes to Financial Statements

December 31, 2006

1.	Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are two equity funds: TimesSquare Small Cap Growth Fund (“Small Cap”), and TimesSquare Mid Cap Growth Fund (“Mid Cap”), collectively the “Funds.”

At the close of business on April 8, 2005, the former Small Cap Fund was re-organized from a series of the CIGNA Funds Group into the Managers AMG TimesSquare Small Cap Growth Fund, a series of the Managers AMG Funds.

The Funds offer both Institutional and Premier Class shares. Institutional shares, which are designed primarily for institutional investors that meet certain administrative and servicing criteria, have a higher minimum initial investment than Premier shares. Premier shares are offered to all other investors. Each class represents interest in the same assets of the Funds and the classes are identical except for class specific expenses related to shareholder activity. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Both classes have equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the NASDAQ Official Closing Price, if one is available. Lacking any sales, over-the counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, the value of a specific investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. Each Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed prior to the time as of which the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred

Managers AMG Funds

Notes to Financial Statements (continued)

between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. An investment valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fund’s fair value procedures. The Manager monitors intervening events that may affect the value of securities held in each Fund’s portfolio and, in accordance with procedures adopted by the Fund’s Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated. Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities and ratings, and are supplemented by dealer and exchange quotations. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust, and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Additional expenses to the Premier Class shares include payments to third parties who maintain omnibus accounts, these payments to third parties represent shareholder recordkeeping services and are expected to not exceed 0.20% of each Fund’s Premier Class average daily net assets. The actual expense for the year ended December 31, 2006 was 0.07% for Small Cap – Premier Class and

Managers AMG Funds

Notes to Financial Statements (continued)

0.12% for Mid Cap – Premier Class. (Prior to April 8, 2005, the former Small Cap Fund - Premier Class Shares incurred similar payments for shareholder recordkeeping services.)

The Funds directed certain portfolio trades to a brokerage firm, under a brokerage recapture program, which paid a portion of the Funds’ expenses. For the year ended December 31, 2006, under these arrangements the amount by which the Funds’ expenses were reduced and the impact on the annualized expense ratios were as follows: Small Cap - $131,290 or 0.02% and Mid Cap - $74,918 or 0.04%. (Prior to April 8, 2005, the former Small Cap Fund did not participate in a brokerage recapture program.)

Each of the Funds has a “balance credit” agreement with The Bank of New York (“BNY”) whereby each Fund is credited with an interest factor equal to 1% below the effective 90-day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce the custody expense that would otherwise be charged to each Fund. (Prior to April 8, 2005, the former Small Cap Fund participated in a similar program offered by State Street Bank.) For the year ended December 31, 2006, the custodian expense was reduced $2,962 for Small Cap and $33 for Mid Cap under the BNY arrangement.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually in December. Distributions of capital gains, if any, will also be made annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, contributed securities, and possibly equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during 2005 and 2006 was as follows:

	TimesSquare Small Cap		TimesSquare Mid Cap
	2006	2005	2006	2005
Distributions paid from:
Ordinary income	—	—	$11,598	$136,986
Short-term capital gains	$16,448,271	$16,363,519	3,138,376	296,804
Long-term capital gains	59,044,727	43,916,354	1,331,433	—

	$75,492,998	$60,279,873	$4,481,407	$433,790

As a % of distributions paid (unaudited):
Qualified ordinary income	—	—	100.00%	—
Ordinary income - dividends received deduction	—	—	45.82%	—

Managers AMG Funds

Notes to Financial Statements (continued)

As of December 31, 2006, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	TimesSquare Small Cap	TimesSquare Mid Cap
Undistributed ordinary income	—	—
Short-term capital gains	$2,533,776	$1,591,449
Long-term capital gains	10,212,537	794,161

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

f.	Capital Loss Carryovers

As of December 31, 2006, the Funds have no accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, without par value, for each Fund. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2006, certain shareholders and omnibus shareholder accounts individually held greater than 10% of the outstanding shares of the Funds as follows: Small Cap Institutional Class – one owns 13%; Small Cap Premier Class – four collectively own 87%; Mid Cap Institutional Class – two collectively own 27% and Mid Cap Premier Class – two collectively own 38%. Transactions by these shareholders may have a material impact on their respective Fund. Capital share transactions for each class of shares were as follows:

Managers AMG Funds

Notes to Financial Statements (continued)

	For the year ended December 31, 2006		For the year ended December 31, 2005
	Shares	Amount	Shares	Amount
Small Cap Growth Fund
Institutional Shares:
Proceeds from sale of shares	5,007,705	$66,361,594	5,769,211	$69,168,350
Reinvestments of dividends and distributions	4,338,018	53,876,573	3,840,744	45,671,361
Cost of shares repurchased	(8,769,504)	(118,834,345)	(7,247,845)	(87,731,186)

Net Increase - Institutional Shares	576,219	$1,403,822	2,362,110	$27,108,525

Premier Shares:
Proceeds from sale of shares	4,978,101	$65,580,464	4,388,406	$53,039,147
Reinvestments of dividends and distributions	1,710,049	21,067,802	1,179,194	13,981,591
Cost of shares repurchased	(4,078,900)	(53,298,616)	(3,564,602)	(42,485,859)
Merger of Retail Shares into Premier Shares	—	—	1,023,901	9,859,924

Net Increase - Premier Shares	2,609,250	$33,349,650	3,026,899	$34,394,803

Retail Shares:**
Proceeds from sale of shares	n/a	n/a	25,148	$287,987
Reinvestments of dividends and distributions	n/a	n/a	30,180	336,805
Cost of shares repurchased	n/a	n/a	(77,226)	(882,366)
Merger of Retail Shares into Premier Shares	n/a	n/a	(1,032,032)	(9,859,924)

Net Decrease - Retail Shares	n/a	n/a	(1,053,930)	($10,117,498)

	For the year ended December 31, 2006		For the period ended December 31, 2005*
	Shares	Amount	Shares	Amount
Mid Cap Growth Fund
Institutional Shares:
Proceeds from sale of shares	10,602,548	$127,658,382	6,479,530	$68,521,968
Reinvestments of dividends and distributions	217,256	2,772,193	32,032	354,596
Cost of shares repurchased	(1,219,990)	(14,759,293)	(65,037)	(694,793)

Net Increase - Institutional Shares	9,599,814	$115,671,282	6,446,525	$68,181,771

Premier Shares:
Proceeds from sale of shares	8,252,348	$99,630,701	1,259,392	$13,169,347
Reinvestments of dividends and distributions	113,444	1,444,136	5,571	61,564
Cost of shares repurchased	(1,252,511)	(14,869,165)	(48,038)	(508,600)

Net Increase - Premier Shares	7,113,281	$86,205,672	1,216,925	$12,722,311

*	Mid Cap Growth Fund commenced operations March 4, 2005.

**	Retail Class shares were merged into the Premier Class shares at the close of business on April 8, 2005.

Managers AMG Funds

Notes to Financial Statements (continued)

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which Managers Investment Group LLC (the “Investment Manager”), a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Funds’ investment portfolios are managed by TimesSquare Capital Management, LLC (“TimesSquare”), which serves pursuant to a Subadvisory Agreement between the Investment Manager and TimesSquare with respect to each of the Funds. AMG indirectly owns a majority interest in TimesSquare. The Funds are distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of Managers Investment Group LLC. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or MDI. MDI serves as the principal underwriter for each Fund and is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. MDI bears all the expenses of providing services pursuant to an Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature.

The Funds are obligated by the Investment Management Agreement to pay monthly a management fee to the Investment Manager at an annual rate of 1.00% of the average daily net assets of each Fund. The Investment Manager, in turn, pays TimesSquare 1.00% of the average daily net assets of the Funds for its services as subadvisor. Under the Investment Management Agreements with the Funds, the Investment Manager provides a variety of administrative services to the Funds. The Investment Manager receives no additional compensation from the Funds for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and TimesSquare, TimesSquare reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Funds. Prior to April 8, 2005, the former Small Cap Fund had a similar Investment Management Agreement with CIGNA.

The Investment Manager has voluntarily agreed, through May 1, 2007, to reimburse expenses to the extent total operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Funds exceed the following percentages of each Fund’s average daily net assets: Small Cap Institutional Class - 1.05%, Small Cap Premier Class - 1.25%, Mid Cap Institutional Class - 1.19% and Mid Cap Premier Class - 1.39%. The Funds are obligated to repay the Investment Manager such amounts reimbursed in future years provided that the repayment occurs within three (3) years after the reimbursement and that such repayment would not cause each Fund’s operating expenses (excluding brokerage, interest, taxes, and extraordinary expenses) in any such future year to exceed the above stated percentages, based on each Fund’s average daily net assets. In addition to any reimbursement agreed to by the Investment Manager, TimesSquare from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee. Prior to April 8, 2005, the former Small Cap Fund had a similar waiver/reimbursement agreement with CIGNA. For the year ended December 31, 2006, Mid Cap Fund made repayments to the Investment Manager in the amount of $59,628. At December 31, 2006, the cumulative

Managers AMG Funds

Notes to Financial Statements (continued)

amounts of unreimbursed expenses for Small Cap and Mid Cap were $199,031 and $0, respectively. (Effective with the reorganization, the former Small Cap Fund’s reimbursement available for repayment prior to April 8, 2005 was forfeited by the former investment manager, CIGNA.)

Prior to July 1, 2005, the aggregate annual retainer paid to each Independent Trustee was $52,000, plus $2,000 for each meeting attended. Effective July 1, 2005 the aggregate annual retainer paid to each Independent Trustee is $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which Managers Investment Group LLC serves as the Investment Manager (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $10,000 per year. (Prior to July 1, 2005, the Independent Chairman was paid an additional $5,000 per year). Effective July 1, 2005 the Chairman of the Audit Committee receives an additional $2,000 per year. The “Trustee fees and expenses” shown in the financial statements represent each Fund’s allocated portion of the total fees and expenses paid by the Fund and the Managers Funds for the year ended December 31, 2006.

From January 1 through April 8, 2005, the Small Cap Fund had a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 requiring the payment of a fee at an annual rate of 0.25% of the average daily net assets of the Retail Class shares to Prudential Retirement Brokerage Services (formerly CIGNA Financial Services, Inc.) the Fund’s former distributor. For this period the Retail Class shares paid $7,853. Effective at the close of business on April 8, 2005 the Retail Class shares merged into the Premier Class shares and the Distribution Plan was terminated.

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the year ended December 31, 2006, for Small Cap were $360,630,435 and $409,332,295, and for Mid Cap were $271,120,170 and $83,547,270, respectively. There were no purchases or sales of U.S. Government securities for either Fund.

4.	Portfolio Securities Loaned

Each Fund may participate in a securities lending program offered by BNY providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNY, as a fee for its services under the program, and the Fund, according to agreed-upon rates. (Prior to April 8, 2005, the former Small Cap Fund did not participate in a securities lending program.)

Managers AMG Funds

Notes to Financial Statements (continued)

5.	Commitments and contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

6.	New Accounting Pronouncements

The Financial Accounting Standards Board (“FASB”) has recently issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109 (the “Interpretation”), which applies to all registered investment companies and clarifies the accounting for uncertain tax positions. The Interpretation is effective for financial statements for fiscal years beginning after December 15, 2006. Management has not yet completed their analysis of the Interpretation, and is not currently in a position to estimate the significance, if any, that the impact of adoption will have on the financial statements.

On December 22, 2006, the SEC indicated they had no objection if a fund implemented FIN 48 in the first required financial statement reporting period for fiscal years beginning after December 15, 2006.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Funds’ financial statements.

Tax Information (unaudited)

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2006 Form 1099-DIV you receive for the Fund, will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, TimesSquare Small Cap and TimesSquare Mid Cap designate $67,371,175 and $2,125,594, respectively, as long-term capital gain for the taxable year ended December 31, 2006.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of Managers AMG TimesSquare Small Cap Growth Fund and Managers AMG TimesSquare Mid Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers AMG TimesSquare Small Cap Growth Fund and Managers AMG TimesSquare Mid Cap Growth Fund (two of the series constituting Managers AMG Trust, hereafter referred to as the “Funds”) at December 31, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 21, 2007

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 33 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972- Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 33 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998- Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002- Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 33 Funds in Fund Complex	Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 33 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990- 2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP.

Trustees and Officers (continued)

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 33 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990- Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 33 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1985-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Director of Research, Lyra/Starview Capital LLC (2004-2006); Partner, Northampton Capital Management, LLC; Partner, TRS Associates (Sole Proprietorship) and member of Massachusetts Finance Institute (wholly owned subsidiary of Alternative Investment Analytics). No other directorships held by Trustee.

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustee

The following Trustee is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

William J. Nutt, 3/30/45 • Trustee since 2005 • President since 2007 • Oversees 33 Funds in Fund Complex	Chairman and Founder of Affiliated Managers Group, Inc., (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989-1993); Senior Executive Vice President, The Boston Company (1982-1989).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Trustees and Officers (continued)

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Bruce M. Aronow, 5/31/65 • Chief Financial Officer since 2005	Managing Partner, Managers Investment Group LLC (2005-Present); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2005-Present); Executive Vice President and Chief Financial Officer and Principal, Rorer Asset Management (1999-2004); Chief Operating Officer, Rorer Asset Management (2001-2004).

Christine C. Carsman, 4/2/52 • Secretary since 2004	Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Colin J. Dean, 3/6/77 • Assistant Secretary since 2006	Associate Counsel, Affiliated Managers Group, Inc. (2005-Present); Assistant Secretary, The Managers Funds, Managers Trust I and Managers Trust II (2006-Present); Assistant Secretary, Skyline Funds (2006-Present); Associate, Dechert LLP (2002-2005).

Donald S. Rumery, 5/29/58 • Treasurer since 1999	Senior Vice-President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994- 2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Treasurer, The Managers Funds (1995-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004).

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Subadvisor

TimesSquare Capital Management, LLC

1177 Avenue of the Americas, 39th Floor

New York, NY 10036

Custodian

The Bank of New York

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PFPC, Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

MANAGERS AND MANAGERS AMG EQUITY FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

(formerly known as Capital Appreciation)

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Kern Capital Management LLC

INTERNATIONAL EQUITY

Alliance Bernstein L.P.

Lazard Asset Management, LLC

Wellington Management Company, LLP

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RORER LARGE-CAP

Rorer Asset Management, LLC

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

SMALL COMPANY

Epoch Investment Partners, Inc.

Kalmar Investment Advisers, Inc.

SPECIAL EQUITY

Donald Smith & Co., Inc.

Kern Capital Management LLC

Skyline Asset Management, L.P.

Smith Asset Management Group, LP

Veredus Asset Management LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

SYSTEMATIC MID-CAP VALUE

Systematic Financial Management, L.P.

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment Mgmt., LLC

MANAGERS BALANCED FUNDS

BALANCED

Chicago Equity Partners, LLC

GLOBAL

Armstrong Shaw Associates Inc.

Alliance Bernstein L.P.

First Quadrant, L.P.

Kern Capital Management LLC

Northstar Capital Management, Inc.

Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

First Quadrant, L.P.

MANAGERS FIXED INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Company L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Evergreen Investment Management Company, LLC

HIGH YIELD

J.P. Morgan Investment Management Inc.

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET

JPMorgan Investment Advisors Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member NASD.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2006	Fiscal 2005
TimesSquare Mid Cap Growth Fund	$16,380	$15,600
TimesSquare Small Cap Growth Fund	$17,380	$9,360
All Funds in the Managers Complex Audited by PWC	$723,732	$709,350

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2006	Fiscal 2005
TimesSquare Mid Cap Growth Fund	$5,500	$5,000
TimesSquare Small Cap Growth Fund	$6,050	$5,500

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2006 and $0 for fiscal 2005, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2006	2005	2006	2005	2006	2005
Control Affiliates	$357,120	$476,755	$839,245	$172,139	$0	$75,729

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

Not applicable.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS

By:	/s/ William J. Nutt
William J. Nutt, President

Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William J. Nutt
William J. Nutt, President

Date:	March 9, 2007

By:	/s/ Bruce M. Aronow
Bruce M. Aronow, Chief Financial Officer

Date:	March 9, 2007